EXHIBIT 99.1

                         CERTIFICATION PURSUANT TO
                          18 U.S.C. SECTION 1350,
                          AS ADOPTED PURSUANT BY
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of ResCon Technology Corporation on Form 10-QSB for the quarter ended August 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Christian Nigohossian, Chief Executive Officer and Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13
     (a) or 15 (d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




Date: August 1, 2003              By: /S/ Christian Nigohossian
                                  --------------------------------------
                                  Christian Nigohossian
                                  Chief Executive Officer and
                                  Chief Financial Officer